UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

DATE OF REPORT: July 19, 2007

(Date of earliest event reported)

THE STANDARD REGISTER COMPANY

(Exact name of Registrant as specified in its charter)

OHIO 0-01097	31-0455440
(State or other jurisdiction of (Commission File No.)	(I.R.S. Employer
Incorporation or organization)	Identification No.)

600 ALBANY STREET, DAYTON OHIO	45408
(Address of principal executive offices)	(Zip Code)

(937) 221-1000
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.05  Cost Associated with Exit or Disposal Activities

On July 20, 2007, Standard Register completed a restructuring action as part of an overall plan to reduce its annual operating costs by $40 million.  This action eliminated approximately 250 positions, primarily in management and overhead, representing $22 million annually in compensation and related costs.  Separation costs associated with the restructuring are estimated at $3.5 million, which will be recorded in the third quarter of 2007.

Earlier this year, the Company consolidated its manufacturing and warehousing operations in a move expected to save approximately $5 million annually.  Other new initiatives that target purchasing costs and other non-compensation expenditures are expected to lower costs by an additional $13 million annually.  These actions, including the earlier restructuring, are expected to reduce second half 2007 costs by $15 million versus the levels incurred in the first six months of the year.  The remaining balance of the $40 million in annual savings is expected next year.

Safe Harbor Statement

This report includes forward-looking statements covered by the Private Securities Litigation Reform Act of 1995.  Because such statements deal with future events, they are subject to various risks and uncertainties and actual results for fiscal year 2007 and beyond could differ materially from the Company’s current expectations.  Forward-looking statements are identified by words such as “anticipates,” “projects,” “expects,” “plans,” “intends,” “believes,” “estimates,” “targets,” and other similar expressions that indicate trends and future events.

Factors that could cause the Company’s results to differ materially from those expressed in forward-looking statements include, without limitation, variation in demand and acceptance of the Company’s products and services, the frequency, magnitude and timing of paper and other raw-material-price changes, general business and economic conditions beyond the Company’s control, timing of the completion and integration of acquisitions, the consequences of competitive factors in the marketplace, cost-containment strategies, and the Company’s success in attracting and retaining key personnel.  Additional information concerning factors that could cause actual results to differ materially from those projected is contained in the Company’s filing with The Securities and Exchange Commission, including its report on Form 10-K for the year ended December 31, 2006.  The Company undertakes no obligation to revise or update forward-looking statements as a result of new information since these statements may no longer be accurate or timely.

ITEM 9.01  Financial Statements and Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

(d)

Exhibits

99.1

Press Release dated July 20, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT

THE STANDARD REGISTER COMPANY

Date:  July 24, 2007

/s/ KATHRYN A. LAMME

By:       Kathryn A. Lamme

Senior Vice President, General Counsel &

Secretary

Exhibit 99.1

Standard Register

600 Albany St.  ·  Dayton, OH   45408

NEWS RELEASE

937.221.1000  ·  937.221.1486 (fax)

www.standardregister.com

News media contact:

Investor contact:

Lesley Sprigg  ·  937.221.1825

Robert J. Cestelli

lesley.sprigg@standardregister.com

937.221.1304

robert.cestelli@standardregister.com

For Release on July 20, 2007

Standard Register Announces Cost Reduction Plan

DAYTON, Ohio (July 20, 2007) – Standard Register (NYSE: SR) today completed a restructuring action as part of an overall plan to reduce its annual operating costs by $40 million.  Earlier this year, the Company consolidated its manufacturing and warehousing operations in a move expected to save approximately $5 million annually.  Today’s action eliminated approximately 250 positions, primarily in management and overhead, representing $22 million annually in compensation and related costs.  Other new initiatives that target purchasing costs and other non-compensation expenditures are expected to lower costs by an additional $13 million annually.

These actions, including the earlier restructuring, are expected to reduce second half 2007 costs by $15 million versus the levels incurred in the first six months of the year.  The remaining balance of the $40 million in annual savings is expected next year.  Separation costs associated with today’s restructuring are estimated at $3.5 million, which will be recorded in the third quarter.

“We are engaged in an industry undergoing fundamental change” said Standard Register’s president and chief executive officer, Dennis Rediker.  “Digital technology is, as is almost always the case with any disruptive change, both friend and foe.  Our traditional business documents are essential for the conduct of business, but many are being replaced or devalued by software.  On the other hand, digital technology introduces new opportunities, such as print-on-demand services, for those willing to invest.  Our Company’s history is one of adapting to change and our goal is to persevere and grow in the digital age.  This cost reduction program is a necessary step for the Company to achieve its long-term objectives,” said Rediker.

-more-

Conference Call

Standard Register will hold an investor teleconference on Monday, July 23 at 10 a.m. Eastern to review these actions with analysts and shareholders.  President and CEO Dennis Rediker and CFO Craig Brown will host the call.  You may access the call via audio Webcast at:  http://www.standardregister.com/investorcenter.

About Standard Register

Standard Register is a premier document services provider, trusted by companies to manage the critical documents they need to thrive in today’s competitive climate.  Relying on nearly 100 years of industry expertise, Lean Six Sigma methodologies and leading technologies, the company helps organizations increase efficiency, reduce costs, mitigate risks, grow revenue and meet the challenges of a changing business landscape.  It offers document and label solutions, e-business solutions, consulting, and print supply chain services to help clients manage documents across their enterprise.  More information is available at www.standardregister.com.

Safe Harbor Statement

This report includes forward-looking statements covered by the Private Securities Litigation Reform Act of 1995.  Because such statements deal with future events, they are subject to various risks and uncertainties and actual results for fiscal year 2007 and beyond could differ materially from the Company’s current expectations.

Forward-looking statements are identified by words such as “anticipates,” “projects,” “expects,” “plans,” “intends,” “believes,” “estimates,” “targets,” and other similar expressions that indicate trends and future events.

Factors that could cause the Company’s results to differ materially from those expressed in forward-looking statements include, without limitation, variation in demand and acceptance of the Company’s products and services, the frequency, magnitude and timing of paper and other raw-material-price changes, general business and economic conditions beyond the Company’s control, timing of the completion and integration of acquisitions, the consequences of competitive factors in the marketplace, cost-containment strategies, and the Company’s success in attracting and retaining key personnel.  Additional information concerning factors that could cause actual results to differ materially from those projected is contained in the Company’s filing with The Securities and Exchange Commission, including its report on Form 10-K for the year ended December 31, 2006.  The Company undertakes no obligation to revise or update forward-looking statements as a result of new information since these statements may no longer be accurate or timely.

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